                                                                   EXHIBIT 99.01

                         [SQUIRE & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Excel Realty Trust, Inc.

We have audited the accompanying Historical Summaries of Operating Revenues and Direct Operating Expenses of selected properties acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996. These summaries are the responsibility of Excel Realty Trust, Inc., and Albert B. Glickman & Associates. Our responsibility is to express an opinion on these summaries based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the summaries are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the summaries. We believe that our audit of the summaries provide a reasonable basis for our opinion.

As described in Note 1, the accompanying summaries were prepared in conformity with accounting principles prescribed by the Securities and Exchange Commission which is a comprehensive basis of accounting other than generally accepted accounting principles, and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the summaries referred to above present fairly, in all material respects, the operating revenues and direct operating expenses of selected properties acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996, on the basis of accounting described in Note 1.

This report is intended solely for the information and use of the Board of Directors and management of Excel Realty Trust, Inc. and for filing with the Securities and Exchange Commission and should not be used for any other purpose.



/s/ SQUIRE & CO.
Squire & Company, PC
Poway, California
June 30, 1997

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
Year Ended December 31, 1996
-------------------------------------------------------------------------------

                                                Three Months
                                                   Ended
                                                  03/31/97       Year Ended
BAKERSFIELD PLAZA                               (Unaudited)       12/31/96
                                                ------------     ----------

OPERATING REVENUES:
  Base rents                                      $533,593       $1,812,688
  Percentage rents                                   2,812           55,130
  Expense reimbursements                           117,032          366,180
  Other income                                      (9,940)          37,726
                                                  --------       ----------
      Total operating revenues                     643,498        2,271,723

DIRECT OPERATING EXPENSES:
  Administrative and office expense                 30,499           49,735
  Management fees                                   28,359          113,434
  Advertising and promotion                          4,875           10,757
  Repairs and maintenance                           34,184           70,476
  Utilities                                         18,306           66,619
  Insurance                                         22,486           89,940
  Property taxes                                    29,411          117,643
                                                  --------       ----------
      Total direct operating expenses              168,219          518,604
                                                  --------       ----------
        Net operating income                      $475,279       $1,753,119
                                                  ========       ==========



The accompanying notes are an integral part of these summaries.

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
Year Ended December 31, 1996
-------------------------------------------------------------------------------

                                                Three Months
                                                   Ended
BRIGGSMORE PLAZA                                  03/31/97      Year Ended
                                                (Unaudited)      12/31/96
                                                ------------    ----------
OPERATING REVENUES:
  Base rents                                      $139,152       $565,986
  Percentage rents                                   3,886         39,075
  Expense reimbursements                            49,543        182,817
  Other income                                       1,482         16,729
                                                  --------       --------

    Total operating revenues                       194,062        804,608

DIRECT OPERATING EXPENSES:
  Administrative and office expense                 (1,294)        50,456
  Management fees                                    7,122         28,489
  Advertising and promotion                            319         10,391
  Repairs and maintenance                           16,662         97,187
  Utilities                                          6,396         42,685
  Insurance                                         11,020         44,080
  Property taxes                                    10,230         40,918
                                                  --------       --------

    Total direct operating expenses                 50,455        314,206
                                                  --------       --------

      Net operating income                        $143,607       $490,402
                                                  ========       ========


The accompanying notes are an integral part of these summaries.

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
Year Ended December 31, 1996
-------------------------------------------------------------------------------

                                              Three Months
                                                 Ended
                                                03/31/97       Year Ended
BRISTOL PLAZA                                 (Unaudited)       12/31/96
                                              ------------     ----------
OPERATING REVENUES:
  Base rents                                    $253,986      $  927,013
  Percentage rents                                    --          67,571
  Expense reimbursements                          63,873         165,374
  Other income                                     6,914          12,508
                                                --------      ----------
      Total operating revenues                   324,772       1,172,466

DIRECT OPERATING EXPENSES:
  Administrative and office expense                1,085          49,398
  Management fees                                 12,493          49,971
  Advertising and promotion                           --          14,051
  Repairs and maintenance                         17,504          93,563
  Utilities                                        9,263          23,565
  Insurance                                        9,632          38,529
  Property taxes                                  18,782          75,128
                                                --------      ----------
      Total direct operating expenses             68,759         344,205
                                                --------      ----------
          Net operating income                  $256,013      $  828,261
                                                ========      ==========



The accompanying notes are an integral part of these summaries.

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
Year Ended December 31, 1996
-------------------------------------------------------------------------------

                                              Three Months
                                                 Ended
                                                03/31/97       Year Ended
CARMEN PLAZA                                  (Unaudited)       12/31/96
                                              ------------     ----------
OPERATING REVENUES:
  Base rents                                    $189,085        $676,971
  Percentage rents                                    --              --
  Expense reimbursements                          44,210         130,075
  Other income                                    60,508           7,649
                                                --------        --------
      Total operating revenues                   293,803         814,696

DIRECT OPERATING EXPENSES:
  Administrative and office expense               23,919          57,406
  Management fees                                 10,091          40,363
  Advertising and promotion                        2,018           5,640
  Repairs and maintenance                        109,374         121,277
  Utilities                                        4,570          17,795
  Insurance                                       13,979          55,916
  Property taxes                                  14,906          59,623
                                                --------        --------
      Total direct operating expenses            178,857         358,021
                                                --------        --------
          Net operating income                  $114,946        $456,675
                                                ========        ========



The accompanying notes are an integral part of these summaries.

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
Year Ended December 31, 1996
-------------------------------------------------------------------------------

                                               Three Months
                                                  Ended
                                                 03/31/97      Year Ended
COACHELLA                                      (Unaudited)      12/31/96
                                               ------------    ----------
OPERATING REVENUES:
  Base rents                                     $42,320        $170,979
  Percentage rents                                    --              --
  Expense reimbursements                          28,014          55,297
  Other income                                     1,049           5,541
                                                 -------        --------
      Total operating revenues                    71,383         231,817

DIRECT OPERATING EXPENSES:
  Administrative and office expense                  229          10,575
  Management fees                                  2,167           8,666
  Advertising and promotion                           --             802
  Repairs and maintenance                          8,670          32,387
  Utilities                                        2,329           6,256
  Insurance                                        3,859          15,435
  Property taxes                                   2,916          11,665
                                                 -------        --------
      Total direct operating expenses             20,170          85,786
                                                 -------        --------
          Net operating income                   $51,213        $148,031
                                                 =======        ========



The accompanying notes are an integral part of these summaries.

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
Year Ended December 31, 1996
-------------------------------------------------------------------------------

                                                Three Months
                                                   Ended
                                                  03/31/97       Year Ended
CUDAHY PLAZA                                    (Unaudited)       12/31/96
                                                ------------     ----------

OPERATING REVENUES:
  Base rents                                      $142,789         $553,616
  Percentage rents                                  56,876           34,275
  Expense reimbursements                            37,166           97,266
  Other income                                         736            6,144
                                                  --------         --------
      Total operating revenues                     237,567          691,301

DIRECT OPERATING EXPENSES:
  Administrative and office expenses                   159            4,917
  Management fees                                    7,065           28,258
  Advertising and promotion                             --              882
  Repairs and maintenance                           10,167           74,048
  Utilities                                          2,011           15,072
  Insurance                                         10,385           41,538
  Property taxes                                    13,560           54,240
                                                  --------         --------
      Total direct operating expenses               43,347          218,955
                                                  --------         --------
        Net operating income                      $194,220         $472,346
                                                  ========         ========



The accompanying notes are an integral part of these summaries.

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
Year Ended December 31, 1996
-------------------------------------------------------------------------------

                                                Three Months
                                                   Ended
                                                  03/31/97       Year Ended
G & H ASSOCIATES (Kietzke Center)               (Unaudited)       12/31/96
                                                ------------     ----------

OPERATING REVENUES:
  Base rents                                      $244,884       $  995,851
  Percentage rents                                      --          155,399
  Expense reimbursements                            69,211          241,193
  Other income                                       7,904           13,712
                                                  --------       ----------
      Total operating revenues                     321,999        1,366,155

DIRECT OPERATING EXPENSES:
  Bad debt expenses                                     --           13,730
  Administrative and office expenses                 8,672           60,442
  Management fees                                   13,835           55,340
  Advertising and promotion                            459            6,774
  Repairs and maintenance                           23,306          131,897
  Utilities                                         10,012           46,991
  Insurance                                         13,760           55,038
  Property taxes                                    27,455          107,658
                                                  --------       ----------
      Total direct operating expenses               97,499          477,870
                                                  --------       ----------
        Net operating income                      $224,500       $  888,285
                                                  ========       ==========



The accompanying notes are an integral part of these summaries.

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
Year Ended December 31, 1996
-------------------------------------------------------------------------------

                                              Three Months
                                                 Ended
                                                03/31/97       Year Ended
MONTEBELLO PLAZA                              (Unaudited)       12/31/96
                                              ------------     ----------
OPERATING REVENUES:
  Base rents                                    $680,697      $2,349,006
  Percentage rents                                    --           3,983
  Expense reimbursements                         114,997         423,066
  Other income                                    12,850          24,465
                                                --------      ----------
      Total operating revenues                   808,544       2,800,521

DIRECT OPERATING EXPENSES:
  Administrative and office expense                  905          73,513
  Management fees                                 28,222         112,887
  Advertising and promotion                           --           5,466
  Repairs and maintenance                         48,886         273,565
  Utilities                                       25,128          62,964
  Insurance                                       24,061          96,242
  Property taxes                                  57,893         231,574
                                                --------      ----------
      Total direct operating expenses            185,095         856,211
                                                --------      ----------
          Net operating income                  $623,449      $1,944,310
                                                ========      ==========



The accompanying notes are an integral part of these summaries.

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
Year Ended December 31, 1996
-------------------------------------------------------------------------------

                                              Three Months
                                                 Ended
                                                03/31/97       Year Ended
PARADISE PLAZA                                (Unaudited)       12/31/96
                                              ------------     ----------
OPERATING REVENUES:
  Base rents                                    $162,944        $694,100
  Percentage rents                                    --           2,912
  Expense reimbursements                          53,746         206,967
  Other income                                     1,171           7,400
                                                --------        --------
      Total operating revenues                   217,861         911,379

DIRECT OPERATING EXPENSES:
  Administrative and office expense                  449           6,733
  Management fees                                  8,660          34,639
  Advertising and promotion                           --           1,559
  Repairs and maintenance                          9,755          47,017
  Utilities                                        5,618          28,261
  Insurance                                       14,983          59,933
  Property taxes                                  24,307          97,227
                                                --------        --------
      Total direct operating expenses             63,772         275,369
                                                --------        --------
          Net operating income                  $154,089        $636,010
                                                ========        ========



The accompanying notes are an integral part of these summaries.

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
NOTES TO HISTORICAL SUMMARIES OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
-------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed in the preparation of these Historical Summaries. The Historical Summaries and notes are representations of Excel Realty Trust, Inc. and Albert B. Glickman & Associates, whose management are responsible for the integrity and objectivity of these Historical Summaries.

        Business Activity - Excel Realty Trust, Inc. is headquartered in San Diego, California. The Trust is a self-administered, self-managed equity real estate investment trust which owns and manages income-producing properties.

        The acquired properties are operated as shopping centers in the locations below with the anchor stores listed.

             Property             Location                      Anchor Stores
        ------------------      --------------      ----------------------------------------
        Bakersfield Plaza      Bakersfield, CA      Circuit City, Von's
        Briggsmore Plaza       Modesto, CA          MacFrugal's, Family Bargain Center
        Bristol Plaza          Santa Ana, CA        Pic 'n Save, Thrifty Drug, Lucky's
        Carmen Plaza           Camarillo, CA        Michael's Craft, Sav-On Drug
        Coachella              Coachella, CA        Payless Shoe Source, Video Depot
        Cudahy Plaza           Cudahy, CA           KMart, Pic 'n Save
        G&H Associates
         (Kierzke Center)      Reno, NV             Ernst Home Center, Mervyn's
        Montebello Plaza       Montebello, CA       Albertson's, Circuit City, Office Depot,
                                                      Sav-On Drug, Vat Partners
        Paradise Plaza         Paradise, CA         KMart, Albertson's, Payless Drug

        Albert B. Glickman & Associates has owned and managed the properties. Retail space is rented to tenants under noncancelable leases ranging from three to twenty years, with renewal options available.

        Form of Presentation - The Historical Summaries are presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, certain expenses of the properties are not included in the summary, i.e., depreciation and interest.

        Management has determined that after reasonable inquiry, it is not aware of any material factors relating to the properties reported on in the accompanying Historical Summaries which would cause the reported financial information not to be indicative of future operating results.

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
HISTORICAL SUMMARIES OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
-------------------------------------------------------------------------------

Note 1.  Summary of Significant Accounting Policies (Continued)

         Revenue Recognition - Base rental income from leases is recorded when due from tenants. Some of the leases include percentage rents and overage rents based on the level of sales of the lessee. Leases generally provide for tenant reimbursements of common area maintenance. These reimbursements are included in the accompanying Historical Summaries as expense reimbursements.

         Accounting Estimates - The preparation of the Historical Summaries includes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2.  Minimum Future Rentals

         Albert B. Glickman & Associates leases retail space to tenants under noncancelable operating leases. The following is a schedule of future minimum rentals for the next five years under the noncancelable leases after 1996:

                               BAKERSFIELD PLAZA
                             Minimum Lease Payments

Years Ending December 31            1997          1998          1999          2000          2001
------------------------         ----------    ----------    ----------    ----------    ----------
Fresh Choice                     $  120,000    $  120,000    $  120,000    $  120,000    $  120,000
Burger King                          78,125        83,008        97,656        97,656        97,656
Pizza Hut                            60,096        61,298        63,702        64,976        67,524
China Palace                         81,831        68,193            --            --            --
Anna Nails                           16,800        16,800        15,400            --            --
Akira's                              44,100        29,400            --            --            --
The Getaway Cafe                     55,188        55,188        55,188        55,188        55,188
C.C. Brown's Yogurt                  25,200        25,200         6,300            --            --
United Artists                      110,000       110,000       110,000       110,000       110,000
Jimmy's Arcade                      108,951       108,951       108,951       108,951       108,951
Circuit City                        312,204       312,204       312,204       312,204       355,278
See's Candies                        29,265        30,775        31,313        32,929         2,744
Cigarettes Cheaper                   22,680        22,680        13,230            --            --
Patelco Credit Union                 28,945            --            --            --            --
El Rosal Mexican Restaurant          41,136        50,628        50,628        50,628        33,752
Long's Drug                          84,700        93,170        93,170        93,170        93,170
Shaw Carpet                         102,218       102,218       107,328       109,884       111,258
Krause's Sofa Factory               187,513       187,513       187,513        62,504            --
M-K Medical                          20,933            --            --            --            --
Von's                               308,525       308,525       308,525       308,525       308,525
                                 ----------    ----------    ----------    ----------    ----------
                                 $1,838,410    $1,785,751    $1,681,108    $1,526,615    $1,464,046
                                 ==========    ==========    ==========    ==========    ==========

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
NOTES TO HISTORICAL SUMMARIES OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
-------------------------------------------------------------------------------

Note 2. Minimum Future Rentals (Continued)

                                BRIGGSMORE PLAZA
                             Minimum Lease Payments

YEARS ENDING DECEMBER 31,                 1997          1998          1999          2000          2001
------------------------                --------      --------      --------      --------      --------
Laundry Day                             $ 28,876      $ 28,876      $ 28,876      $ 28,876      $ 28,876
Just for Kids                             12,041         2,117            --            --            --
Taqueria San Jose                         21,600        22,800        24,000        25,200        22,000
Kirin Japanese Steak House                43,870        45,625        47,450        49,348        51,322
A.A. Nail & Hair Salon                    10,272        10,272            --            --            --
Vet. Emergency Clinic                     31,279        31,279        31,279        31,279        31,279
Prime Shine Carwash                       45,000        45,000        47,250        49,500        49,500
Bank of America                           28,700        28,700        28,700        28,700        28,700
McDonald's                                36,563        18,282            --            --            --
Prescott Liquor                           29,500        29,500        29,500        29,500        29,500
Canned Foods                             116,400       132,000       132,000       132,000       132,000
MacFrugal's                               56,125        56,125        56,125        56,125        18,708
Family Bargain Center                     91,440        95,100        68,280            --
Orbir                                     40,413        40,413        20,207            --            --
Mocha Moe's                               23,150        23,150        23,150        23,150        23,150
                                        --------      --------      --------      --------      --------
                                        $615,229      $609,239      $536,817      $455,678      $415,035
                                        ========      ========      ========      ========      ========


                                 BRISTOL PLAZA
                             Minimum Lease Payments

YEARS ENDING DECEMBER 31,                 1997          1998          1999          2000          2001
------------------------                --------      --------      --------      --------      --------
G & M Oil (Chevron)                     $ 35,000      $ 35,000      $ 35,000      $ 35,000      $ 37,625
Jade Place                               108,192       108,192       108,192       108,192       108,192
Fashion Focus                             22,000        33,000        33,000        11,000            --
Showtime Video                            46,200        47,009        48,419        49,871        51,367
Pizza Hut                                 90,979        93,405        65,505            --            --
Pic 'n Save                               22,000        22,000        22,000        22,000        22,000
Thrifty Drug                              66,192        66,192        66,192        66,192        27,580
Lucky's                                   80,662        80,662        80,662        80,662        80,662
CA Cleaners                               39,294        39,294        39,294        39,294        39,294
Aim Mail Center                           31,374        32,943        34,590        36,319        38,135
MC Beauty Supply                          27,196        27,196        22,663            --            --
China King Restaurant                     37,228        37,228        37,228        37,228        37,228
Elegant Nails                              7,957         2,652            --            --            --
Best Barbers                              12,342        11,314            --            --            --
Carrows Restaurant                        38,000        38,000        38,000        38,000        38,000
Party City                               188,937       188,937       188,937       188,937       188,937
Goodyear Tire & Rubber                    96,000        96,000       108,000       108,000            --
                                        --------      --------      --------      --------      --------
                                        $949,553      $959,024      $927,682      $820,695      $669,020
                                        ========      ========      ========      ========      ========

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
NOTES TO HISTORICAL SUMMARIES OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
-------------------------------------------------------------------------------

NOTE 2.  MINIMUM FUTURE RENTALS (Continued)

                                  CARMEN PLAZA
                             Minimum Lease Payments


YEARS ENDING DECEMBER 31          1997        1998        1999        2000        2001
------------------------        --------    --------    --------    --------    --------
Chuy's Baja Broiler             $ 36,153    $ 36,153    $ 36,153    $ 33,821    $     --
Flower Connection                 15,744      15,744      15,744      15,744      15,744
Gourmet Oriental                  22,050      22,050       5,513          --          --
America's Tire                    99,600      99,600     100,015     100,015     100,430
Michael's Craft                  122,496     122,496     122,496     122,496      20,416
Sav-On Drug                      126,556     126,556     126,556     126,556     126,556
Pet Company                       65,340      65,340         351          --          --
Baron's Fabric                    63,600      63,600      63,600      63,600      37,100
PWS Launderland                   31,221      31,221      31,221      31,221      27,925
Carmen Video                      36,630      33,676          --          --          --
Polar Bear Yogurt                 16,836      16,836      16,836      16,836         136
Dr. Stewart Heller                20,130      20,130      20,130      20,130      15,855
Winchell's Donuts                 30,240      30,240      30,240      30,240      30,240
Gentleman's Quarters              14,400       7,200          --          --          --
Elegant Touch                     14,224      14,508       3,700          --          --
Carmen Plaza Travel               18,132      18,132      18,132      10,869          --
Majesty Cleaners                  18,600      18,600      18,600      18,600      18,600
Well's Fargo                      34,200      34,200      34,200      34,200      17,100
Hana Haru                         35,588      71,136      71,136      71,136      71,136
                                --------    --------    --------    --------    --------
                                $821,740    $847,418    $714,623    $695,464    $481,238
                                ========    ========    ========    ========    ========


                                  CUDAHY PLAZA
                             Minimum Lease Payments


YEARS ENDING DECEMBER 31          1997        1998        1999        2000        2001
------------------------        --------    --------    --------    --------    --------
T-Shirts Land                   $ 50,839    $ 16,946    $     --    $     --    $     --
Shoe Mart                         25,628      25,628      19,221          --          --
Small World                       34,170      28,475          --          --          --
Cudahy Plaza Barber Shop          15,926      11,945          --          --          --
Pic 'n Save                       48,550      48,550      48,550      48,550      28,321
One Price Clothing Store          54,000      54,000      54,000      54,000      57,375
Fashion 21                        79,301      79,301      79,301      79,301      79,301
Cudahy Family Dental              28,616      28,616      28,616       7,154          --
Manna Ice Cream & Sandwich        19,112      12,741          --          --          --
Salon De Beaute                   24,860      24,860      24,860      24,860       8,287
KMart                            175,000     175,000     175,000     175,000     175,000
                                --------    --------    --------    --------    --------
                                $556,002    $506,062    $429,548    $388,865    $348,284
                                ========    ========    ========    ========    ========

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
NOTES TO HISTORICAL SUMMARIES OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
-------------------------------------------------------------------------------

Note 2. Minimum Future Rentals (Continued)

                                   COACHELLA
                             Minimum Lease Payments

YEARS ENDING DECEMBER 31,                 1997          1998          1999          2000          2001
-------------------------               --------      --------      --------      --------      --------
Payless Shoe Source                     $ 17,554      $   -         $   -         $   -         $   -
Plaza Laundry                             26,244        26,244        26,244        26,244        19,683
Plaza Garibaldi                           16,122        16,122        16,122        16,122         9,405
Tropical Ice Cream                         9,555        17,640        17,640        17,640         8,085
Macia's Hair Salon                        17,304        17,304        17,304        17,304        17,304
Video Depot                               53,004        53,004          -             -             -
                                        --------      --------      --------      --------      --------
                                        $139,783      $130,314      $ 77,310      $ 77,310      $ 54,477
                                        ========      ========      ========      ========      ========



                       G & H ASSOCIATES (KIETZKE CENTER)
                             Minimum Lease Payments

YEARS ENDING DECEMBER 31,                 1997          1998          1999          2000          2001
-------------------------               --------      --------      --------      --------      --------
Ernst Home Center                       $146,560      $147,500      $147,500      $147,500      $147,500
Rent-a-Center                             33,000        35,500        12,000          -             -
Clementine's                              24,000        24,000        24,000         2,000          -
Aloha Sushi                               28,750        34,500        34,500        34,500        34,500
Swensen's Ice Cream                       29,880        29,880        29,880        29,880        29,880
Supercuts                                 30,188        31,396        27,210          -             -
Tokyo Market                              44,928        44,928        44,928        44,928        44,928
Nations Credit                            18,332        18,882       162,210          -             -
Pillow Talk                               20,844        18,021          -             -             -
Clothestime                               54,010        55,272        57,791        57,791        59,139
Payless Shoe Source                       35,850          -             -             -             -
The Wherehouse                            99,360       103,032       114,048       114,048       114,048
Ken's Sports Cards                        18,000        18,000        18,000        18,000        18,000
Sapna Indian Restaurant                   29,358        29,358        29,358        18,353          -
Port of Subs                              24,000        24,000        24,000        24,000        24,000
Happy Lookers Hair Salon (A)              18,600        18,600        18,600        18,600         1,550
Happy Lookers Hair Salon (B)              13,050        13,050         8,704          -             -
Instant Sign Center                        2,500          -             -             -             -
Radio Shack                               25,398        25,398        28,187        28,440        28,440
Mervyn's                                 184,800       184,800       184,800       184,800       184,800
                                        --------      --------      --------      --------      --------

                                        $881,408      $856,117      $965,716      $722,840      $686,785
                                        ========      ========      ========      ========      ========

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
NOTES TO HISTORICAL SUMMARIES OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
-------------------------------------------------------------------------------

NOTE 2.  MINIMUM FUTURE RENTALS (Continued)

                                MONTEBELLO PLAZA
                             Minimum Lease Payments


YEARS ENDING DECEMBER 31           1997          1998          1999          2000          2001
------------------------        ----------    ----------    ----------    ----------    ----------
Albertson's                     $  378,536    $  378,536    $  378,536    $  378,536    $  362,764
Union Bank                          53,600        53,600        53,600        53,600        53,600
Bank of America                     28,000        28,000        28,000        28,000        28,000
Del Taco                            61,679        61,679        61,679        61,679        35,979
Fitness Town                        88,896        88,896        88,896        88,896        88,896
Circuit City                       300,000       300,000       300,000       300,000       303,750
Val Partners                       240,907       240,907       240,907       240,907       243,918
Carrows Restaurant                  38,000        38,000        38,000        38,000        38,000
Office Depot                       264,000       290,400       290,400       290,400       319,440
Sav-On Drug                         42,000        42,000        42,000        43,000        43,000
The Associates                      35,526        36,996        37,304        29,133            --
Miki-Chan's                         30,032            --            --            --            --
Healthcare Partners #1 - #6        111,216       111,216       111,216       111,216        37,072
Dr. Mecheal Hanna                   25,635        25,635        25,635        25,635        25,635
Fiscal Federal                      19,200        19,360        21,120        21,120         5,280
United States Postal Service        55,680        55,680        55,680        55,680        32,480
Norwest Financial                   30,832        30,832        30,832        30,832        30,832
Super Bargain .98+                  40,320        40,320        40,320        40,320        40,320
King's Garden                       40,323        16,801            --            --            --
Fred's Tropical Fish                47,905        47,905        23,953            --            --
J & K Cigarettes                    18,816        18,816         4,704            --            --
Dr.'s Ehatia & Arroyo               22,500        22,500        22,500        22,500        15,000
Tatiana's - The Salon               13,500        13,500        11,250            --            --
Four Star Cleaners                  18,055        15,798            --            --            --
El Zarape Mexican Fast Food         19,905        19,905        19,905        19,905         4,976
Wells Fargo Bank                   104,439       104,439       104,439       106,721        39,376
Perry's Smorgy #1                   44,040        44,040        44,040        14,680            --
Happy Nails                         14,929        14,929        14,929        14,929         2,488
Exquisite Formal Wear               21,958         8,234            --            --            --
Scoopdeli                           29,768        31,256        32,819        34,460        14,358
Perry's Smorgy #2                   10,016        10,016        10,016         3,339            --
Dr. Raffi Chalian                   18,495         1,541            --            --            --
Radio Shack                         34,800        34,800        34,800        34,800        20,040
Sushi Osawa                         16,200        16,200        16,200        16,200        10,800
Chevron                             52,470        52,470        52,470        55,748        35,196
                                ----------    ----------    ----------    ----------    ----------
                                $2,372,178    $2,315,207    $2,236,150    $2,160,236    $1,831,200
                                ==========    ==========    ==========    ==========    ==========

EXCEL REALTY TRUST, INC., AND ALBERT B. GLICKMAN & ASSOCIATES
HISTORICAL SUMMARIES OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED BY
  EXCEL REALTY TRUST, INC.
-------------------------------------------------------------------------------

Note 2.  Minimum Future Rentals (Continued)


                                 PARADISE PLAZA
                             Minimum Lease Payments

Years Ending December 31            1997          1998          1999          2000          2001
------------------------         ----------    ----------    ----------    ----------    ----------
Egg Roll Express                 $   30,912        30,912    $   30,912    $   30,912    $   23,184
KMart                               184,500       184,500       184,500       184,500       184,500
Jerry Laskey, Optometrist            10,094         1,682            --            --            --
Best Donuts                          10,800        10,800         5,400            --            --
Blondie's                            18,636        18,637        17,083            --            --
Baskin Robbins                        9,812         9,812         5,724            --            --
Perm 'N Kuts                          9,408        10,752        10,752         1,344            --
Stationer's Hallmark                 52,650        52,650        52,650        52,650        52,650
Pride Ridge Cinema                   24,000        24,900        25,800        26,700        11,500
Wayne Lenkier Jewelers               17,934        13,480            --            --            --
The Cookie Jar                        7,592            --            --            --            --
Mountain Mike's                      43,261        43,261        43,261        43,261        43,261
Haley's Martial Arts                 19,500        19,500        19,500         2,438            --
Radio Shack                          32,400        32,500        18,426            --            --
Albertson's                          88,724        88,724        88,724        88,724        88,724
Bank of America                      36,800        36,800        36,800        36,800        36,800
Payless Drug                         31,500        31,500        31,500        31,500        31,500
                                 ----------    ----------    ----------    ----------    ----------
                                 $  628,523    $  610,310    $  571,032    $  498,829    $  472,119
                                 ==========    ==========    ==========    ==========    ==========

         The schedule of future minimum rentals is based on the actual noncancelable lease terms in effect as of December 31, 1996. Many of the tenant leases contain terms for renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index. These renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index have not been reflected in the above noncancelable lease schedule.

         All percentage rents and overage rents are contingent based on the tenant achieving certain levels of sales. Not all of the leases have a provision for percentage rents.